EXHIBIT 99.1

                               UST-10 COVER SHEET
-------------------------------------------------------------------------------
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No.          02-23396                   Report Month/Year  March 2003

Debtor            NETWORK COMMERCE, INC.
-------------------------------------------------------------------------------

INSTRUCTIONS: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.


The debtor submits the following with this monthly financial report:                                 Yes     No
----------------------------------------------------------------------------------------------------------------
UST-12         COMPARATIVE BALANCE SHEET, or debtor's balance sheet.                                 |X|     |_|
               The debtor's balance sheet, if used, shall include a breakdown of preand post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.
----------------------------------------------------------------------------------------------------------------
UST-13         COMPARATIVE INCOME STATEMENT, OR DEBTOR'S INCOME STATEMENT.                           |X|     |_|

----------------------------------------------------------------------------------------------------------------
UST-14         SUMMARY OF DISBURSEMENTS                                                              |X|     |_|

----------------------------------------------------------------------------------------------------------------
UST-14         STATEMENT(S) OF CASH RECEIPTS AND DISBURSEMENTS
Continuation   A Continuation Sheet shall be completed for each bank account or
Sheets         other source of debtor funds and shall include a monthly
               bank statement and all supporting documents described in the
               instructions.                                                                         |X|     |_|
----------------------------------------------------------------------------------------------------------------
UST-15         STATEMENT OF AGED RECEIVABLES
               A detailed accounting of aged receivables shall be provided on, or in an              |X|     |_|
               attachment to, UST-15.
----------------------------------------------------------------------------------------------------------------
UST-16         STATEMENT OF AGED POST-PETITION PAYABLES
               A detailed accounting of aged post-petition payables shall be provided
               on, or in an attachment to, UST-16.                                                   |X|     |_|

----------------------------------------------------------------------------------------------------------------
UST-17         STATEMENT OF OPERATIONS
               When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or
               copy of debtor's bond for any change in insurance or bond coverage.                   |X|     |_|


-------------------------------------------------------------------------------
                             DEBTOR'S CERTIFICATION

I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature /s/ N. Scott Dickson                         Date 4/28/03

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

-------------------------------------------------------------------------------


Monthly Financial Report Corporate or Partnership Debtor         Page 1 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                              NETWORK COMMERCE INC.
                                 BALANCE SHEET

                                                                     3/31/2003
                                                                  --------------
                                                                    (unaudited)
ASSETS

Current Assets:

Cash, cash equivalents & ST Inv ..........................        $      95,474
Letter of Credit .........................................               57,292
Accounts receivable, net .................................              517,798
Marketable equity securities .............................                3,864
Prepaid expenses .........................................              337,327
Note receivable ..........................................               10,547
                                                                  -------------
Total current assets .....................................            1,022,302
                                                                  -------------

Property, Plant & Equipment:
Real property/buildings ..................................              272,630
Equipment/software/furn & fix ............................           15,315,578
Accumulated depreciation .................................          (14,831,769)
                                                                  -------------
Total property, plant & equipment ........................              756,439
                                                                  -------------

Deposits .................................................              412,208
Deferred domain names ....................................              145,871
Investments ..............................................              570,000
                                                                  -------------

TOTAL ASSETS .............................................        $   2,906,820
                                                                  =============


LIABILITIES AND SHAREHOLDERS EQUITY

Post-Petition Liabilities:
Taxes payable ............................................        $       3,035
Accounts payable .........................................              119,836
Note payable .............................................                 --
Rents and leases payable .................................              244,004
Payroll ..................................................                7,830
                                                                  -------------
Total post-petition liabilities ..........................              374,705
                                                                  -------------

Pre-Petition Liabilities:
Unsecured debt:
Accounts payable .........................................            2,430,962
Accrued liabilities ......................................            1,318,748
CVI note payable .........................................            1,500,000
Priority debt:
Taxes ....................................................              163,111
Wages ....................................................              140,676
Other ....................................................                 --
Undersecured debt ........................................            1,371,104
                                                                  -------------
Total pre-petition liabilities ...........................            6,924,601
                                                                  -------------

Other Liabilities:
Deferred revenue .........................................              964,907
Financed insurance .......................................               14,682
Flexible spending plans ..................................                  346



                                                                  -------------
Total liabilities ........................................            8,279,241
                                                                  -------------

Shareholders' Equity:
Common stock .............................................          556,691,993
Common stock - warrants ..................................           18,248,590
Deferred compensation ....................................             (452,105)
Unrealized gain/loss .....................................              (25,719)
Accumulated deficit ......................................         (579,835,180)
                                                                  -------------
Total shareholders equity ................................           (5,372,421)
                                                                  -------------

Total liabilities and shareholders' equity ...............        $   2,906,820
                                                                  =============

                              NETWORK COMMERCE INC.
                            STATEMENT OF OPERATIONS


                                                                        March
                                                                        2003
                                                                     (unaudited)
                                                                     ----------

Revenues ..................................................          $  81,009
Cost of Revenues ..........................................             59,097

                                                                     ---------
Gross Profit ..............................................             21,912
                                                                     ---------
    Gross Profit % ........................................                 27%

Operating expenses:
     Officer's Salaries ...................................              9,952
     Other Salaries/Direct labor ..........................             29,579
     Employee Benefits/Payroll Taxes ......................             10,226
     Insurance ............................................             17,489
     Rent .................................................             64,932
     General & Administration .............................            216,158


                                                                     ---------
Total operating expenses ..................................            348,336
                                                                     ---------

Loss from operations ......................................           (326,424)
                                                                     ---------
Nonoperating (expense) income:
     Other Income .........................................            186,350
     Interest income ......................................                173
     Interest expense .....................................               --
     Other ................................................               (273)
     Gain (Loss) on Sale of Assets ........................               --
                                                                     ---------
Total nonoperating (expense) income .......................            186,250
                                                                     ---------

Loss before Taxes .........................................           (140,174)
Income Taxes ..............................................               --
                                                                     ---------

Net loss (1) ..............................................          $(140,174)
                                                                     =========

 (1) Includes non-cash items including the following: Depreciation $35,932, insurance $17,489, deferred rent $49,659, deferred compensation $154,344.

                              NETWORK COMMERCE INC.
                          STATEMENT OF SOURCES AND USES


                                                                        March
                                                                         2003
                                                                     (unaudited)
                                                                     -----------

Beginning cash balance ....................................             $ 23,080
Sources of cash:
  Revenue .................................................                    0
  Receivables .............................................                8,827
  Other ...................................................              193,859
                                                                        --------
    Total sources of cash .................................              202,686
                                                                        --------

Uses of cash:
  Accounts payable ........................................               79,747
  Bank fees and charge backs ..............................                1,629
  Payroll .................................................               54,293
                                                                        --------
    Total uses of cash ....................................              135,669
                                                                        --------

Total change in cash ......................................               67,017

                                                                        --------

Ending cash balance .......................................             $ 90,097
                                                                        ========

                                                 Case Number           02-23396
-------------------------------------------------------------------------------
Debtor   NETWORK COMMERCE, INC.                  Report Mo/Yr           03-2003
-------------------------------------------------------------------------------

                        UST-14, SUMMARY OF DISBURSEMENTS

--------------------------------------------------------------------------------
INSTRUCTIONS: BEFORE COMPLETING THIS PAGE, prepare a UST-14 CONTINUATION SHEET (see next page) for each bank account or other source of the debtor's funds. The disbursement total from each CONTINUATION SHEET will be used to complete this SUMMARY OF DISBURSEMENTS.

The debtor is responsible for providing accurate monthly disbursement totals for purposes of calculating its obligation pursuant to 28 U.S.C. ss. 1930 (a)(6) to pay statutory fees to the U.S. Trustee. The disbursement total encompasses all payments made by the bankruptcy estate during the reporting month, whether made directly by the debtor or by another party for the debtor. It includes checks written and cash payments for inventory and equipment purchases, payroll and related taxes and expenses, other operating costs, and debt reduction. It also includes payments made pursuant to joint check arrangements and those resulting from a sale or liquidation of the debtor's assets. The only transactions normally excluded from the disbursement total are transfers within the same reporting month between multiple debtor accounts.

A fee payment is due within 30 days after the end of each calendar quarter, or on April 30, July 31, October 31, and January 31, respectively. Because the amount billed is an estimate, the debtor is responsible for paying the correct statutory fee based on its actual disbursements for the calendar quarter, or portion thereof the debtor was in Chapter 11. Failure to pay statutory fees to the U.S. Trustee is cause for conversion or dismissal of the case. A copy of the statutory fee schedule may be found on the U.S. Trustee's website located at:

         www.usdoj.gov/ust/r18/s_home.htm (select Library page)

If you have questions about how to compute the disbursement total, please call the Bankruptcy Analyst assigned to your case at (206) 553-2000.
-------------------------------------------------------------------------------

Computation of Monthly Disbursement Total
-----------------------------------------------------------------------------------------------------------

Total disbursements from Continuation Sheet(s)                                             146,610.49
-----------------------------------------------------------------------------------------------------------

Cash payments not included in total above (if any)                                               0.00
-----------------------------------------------------------------------------------------------------------

Disbursements made by other parties for the debtor (if any, explain)                             0.00
-----------------------------------------------------------------------------------------------------------

TOTAL DISBURSEMENTS THIS MONTH FROM ALL SOURCES                                            146,610.49
-----------------------------------------------------------------------------------------------------------

At the end of this reporting month, did the debtor have any delinquent statutory fees owing to the U.S. Trustee?

Yes  |_|      No  |X|      If "yes," list each quarter that is delinquent and
                           the amount due.


--------------------------------------------------------------------------------


   (UST-14 CONTINUATION SHEETS, with attachments, should follow this page.)

Monthly Financial Report Corporate or Partnership Debtor         Page 5 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

--------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Depository (bank) name                                  Comerica
Account number                                          1891657171

-------------------------------------------------------------------------------

Purpose of this account (select one):
|X|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |_| Other (explain)

-----------------------------------------------------------------------------------------------------------
Beginning cash balance                                                                      27,982.05
-----------------------------------------------------------------------------------------------------------

         Add:              Transfers in from other estate bank accounts                    203,265.53
-----------------------------------------------------------------------------------------------------------

                           Cash receipts deposited to this account                             197.58
-----------------------------------------------------------------------------------------------------------

                           Financing or other loaned funds (identify source)                     0.00
-----------------------------------------------------------------------------------------------------------

Total cash available this month                                                            231,445.16
-----------------------------------------------------------------------------------------------------------

         Subtract:         Transfers out to other estate bank accounts                     228,671.25
-----------------------------------------------------------------------------------------------------------

                           Cash disbursements from this account                              2,773.91
                           (total checks written plus cash withdrawals, if any)
-----------------------------------------------------------------------------------------------------------

Adjustments, if any (explain)                                                                    0.00
-----------------------------------------------------------------------------------------------------------
Ending cash balance                                                                              0.00
-----------------------------------------------------------------------------------------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

-----------------------------------------------------------------------------------------------------------

                   UST-14 CONTINUATION SHEET, Number 1 of 5

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Depository (bank) name                                  Comerica
Account number                                          600003446

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Investment Account

-----------------------------------------------------------------------------------------------------------
Beginning cash balance                                                                           0.00
-----------------------------------------------------------------------------------------------------------

         Add:              Transfers in from other estate bank accounts                          0.00
-----------------------------------------------------------------------------------------------------------

                           Cash receipts deposited to this account                               0.00
-----------------------------------------------------------------------------------------------------------

                           Financing or other loaned funds (identify source)                     0.00
-----------------------------------------------------------------------------------------------------------

Total cash available this month                                                                  0.00
-----------------------------------------------------------------------------------------------------------

         Subtract:         Transfers out to other estate bank accounts                           0.00
-----------------------------------------------------------------------------------------------------------

                           Cash disbursements from this account                                  0.00
                           (total checks written plus cash withdrawals, if any)
-----------------------------------------------------------------------------------------------------------

Adjustments, if any (explain)                                                                    0.00
-----------------------------------------------------------------------------------------------------------
Ending cash balance                                                                              0.00
-----------------------------------------------------------------------------------------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

-----------------------------------------------------------------------------------------------------------

                   UST-14 CONTINUATION SHEET, Number 2 of 5

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Depository (bank) name                                  Comerica
Account number                                          1892013861

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Checking

-----------------------------------------------------------------------------------------------------------
Beginning cash balance                                                                     (15,155.00)
-----------------------------------------------------------------------------------------------------------

         Add:              Transfers in from other estate bank accounts                    209,635.14
-----------------------------------------------------------------------------------------------------------

                           Cash receipts deposited to this account                               0.00
-----------------------------------------------------------------------------------------------------------

                           Financing or other loaned funds (identify source)                     0.00
-----------------------------------------------------------------------------------------------------------

Total cash available this month                                                            194,480.14
-----------------------------------------------------------------------------------------------------------

         Subtract:         Transfers out to other estate bank accounts                      18,930.06
-----------------------------------------------------------------------------------------------------------

                           Cash disbursements from this account                             94,846.57
                           (total checks written plus cash withdrawals, if any)
-----------------------------------------------------------------------------------------------------------
                                 Checks cut in Feb., cashed in Mar.   15,100.00
Adjustments, if any (explain)    Checks outstanding as of 3-31-03      1,905.86             17,005.86
-----------------------------------------------------------------------------------------------------------
Ending cash balance                                                                         97,709.37
-----------------------------------------------------------------------------------------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |X|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

-----------------------------------------------------------------------------------------------------------

                   UST-14 CONTINUATION SHEET, Number 3 of 5

Accounts Payable

Vendor Payment Activity-Summary

 Tran No         Batch          Tran Date       Vendor                                                            Tran Amt HC

0000000000       APSC-0002912    3/4/03         eNom, Inc.      eNom, Inc.                                           3,000.00
0000028788       APSC-0002914    3/6/03         AFCO            AFCO, inc                                           14,681.66
0000000000       APSC-0002913    3/6/03         eNom, Inc.      eNom, Inc.                                           5,000.00
0000028789       APSC-0002915    3/10/03        VeriSign        VeriSign, Inc                                          476.00
0000000000       APSC-0002916    3/10/03        eNom, Inc.      eNom, Inc.                                           3,000.00
0000000000       APSC-0002918    3/13/03        eNom, Inc.      eNom, Inc.                                           2,000.00
0000028793       APSC-0002922    3/14/03        Regenceblues    Regence BlueShield                                   6,354.25
0000028795       APSC-0002924    3/14/03        StateofWashi    State of Washington Dept of Revenue                  2,102.68
0000028797       APSC-0002926    3/14/03        VeriSign        VeriSign, Inc                                          504.00
0000028792       APSC-0002921    3/14/03        KellyCecelia    Kelly, Cecelia                                         600.00
0000028790       APSC-0002919    3/14/03        aicreditcorp    A. I. Credit Corporation                             5,741.04
0000028798       APSC-0002927    3/14/03        worldcom4572    WorldCom 457291108                                   6,184.62
0000000000       APSC-0002928    3/17/03        eNom, Inc.      eNom, Inc.                                           3,000.00
0000000000       APSC-0002930    3/18/03        eNom, Inc.      eNom, Inc.                                           3,000.00
0000028803       APSC-0002932    3/21/03        StateofWashi    State of Washington Dept of Revenue                  1,514.60
0000028799       APSC-0002931    3/21/03        AT&T04750089    AT&T Wireless 047-500897665                            329.12
0000028801       APSC-0002933    3/24/03        Toucham54147    Touch America 54147066                                  32.49
0000028802       APSC-0002934    3/24/03        Toucham57286    Touch America 57286370                                 275.25
0000000000       APSC-0002935    3/25/03        eNom, Inc.      eNom, Inc.                                           3,000.00
0000028804       APSC-0002936    3/26/03        MerrillPlace    Merrill Place  LLC                                  15,100.00
0000028805       APSC-0002938    3/27/03        Cobradepartm    Cobra Department Rehn & Associates                      54.00
0000000000       APSC-0002941    3/28/03        eNom, Inc.      eNom, Inc.                                           2,000.00
0000028806       APSC-0002939    3/28/03        Toucham57286    Touch America 57286370                               1,169.23
0000028807       APSC-0002940    3/28/03        dicksonscott    Scott Dickson                                          627.63
                                                Report Total:                                                       79,746.57
Run Date:                 4/1/03 10:47:17 AM
Business Date:            4/1/03                                                                                      Page  1


                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Depository (bank) name                                  Comerica
Account number                                          1891657189

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|X|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |_| Other (explain) Checking

-----------------------------------------------------------------------------------------------------------
Beginning cash balance                                                                   11,606.84
-----------------------------------------------------------------------------------------------------------

         Add:              Transfers in from other estate bank accounts                  70,978.17
-----------------------------------------------------------------------------------------------------------

                           Cash receipts deposited to this account                            0.00
-----------------------------------------------------------------------------------------------------------

                           Financing or other loaned funds (identify source)                  0.00
-----------------------------------------------------------------------------------------------------------

Total cash available this month                                                          82,585.01
-----------------------------------------------------------------------------------------------------------

         Subtract:         Transfers out to other estate bank accounts                   34,000.00
-----------------------------------------------------------------------------------------------------------

                           Cash disbursements from this account
                           (total checks written plus cash withdrawals, if any)          57,856.88
-----------------------------------------------------------------------------------------------------------
                               Checks cut in Feb., cashed in Mar.     3,565.31
Adjustments, if any (explain)  Outstanding checks as of 3/31/03      10,706.56           14,271.87
-----------------------------------------------------------------------------------------------------------
Ending cash balance                                                                       5,000.00
-----------------------------------------------------------------------------------------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |X|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

-----------------------------------------------------------------------------------------------------------

                   UST-14 CONTINUATION SHEET, Number 4 of 5

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Depository (bank) name                                  Comerica
Account number                                          1891657239

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Lockbox

-----------------------------------------------------------------------------------------------------------
Beginning cash balance                                                                           0.00
-----------------------------------------------------------------------------------------------------------

         Add:              Transfers in from other estate bank accounts                          0.00
-----------------------------------------------------------------------------------------------------------

                           Cash receipts deposited to this account                         202,277.53
-----------------------------------------------------------------------------------------------------------

                           Financing or other loaned funds (identify source)                     0.00
-----------------------------------------------------------------------------------------------------------

Total cash available this month                                                            202,277.53
-----------------------------------------------------------------------------------------------------------

         Subtract:         Transfers out to other estate bank accounts                     202,277.53
-----------------------------------------------------------------------------------------------------------

                           Cash disbursements from this account                                  0.00
                           (total checks written plus cash withdrawals, if any)
-----------------------------------------------------------------------------------------------------------

Adjustments, if any (explain)                                                                    0.00
-----------------------------------------------------------------------------------------------------------
Ending cash balance                                                                              0.00
-----------------------------------------------------------------------------------------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|


-----------------------------------------------------------------------------------------------------------

                    UST-14 CONTINUATION SHEET, Number 5 of 5

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                    UST-14, SUMMARY OF DISBURSEMENTS (contd.)

Payments on Pre-Petition Unsecured Debt (requires court approval)
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes |_| No |X|
If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment    Date of court
         Payee's name                 Nature of payment          Payment date      amount        approval
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes |_| No |X| If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment    Date of court
     Professional's name           Type of work performed        Payment date      amount        approval
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------


Payments to an Officer, Director, Partner, or Other Insider of The Debtor
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes |X| No |_| If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment      Purpose of
         Payee's name            Relationship to Debtor          Payment date       amount        payment
------------------------------------------------------------------------------------------------------------
N. Scott Dickson                Acting CEO & CFO                   03/14/03       $3,365.20       Salary
------------------------------------------------------------------------------------------------------------
N. Scott Dickson                Acting CEO & CFO                   03/31/03       $4,880.38       Salary
------------------------------------------------------------------------------------------------------------
Joseph Shatara                  VP eHost                           03/14/03       $4,903.80       Salary
------------------------------------------------------------------------------------------------------------
Joseph Shatara                  VP eHost                           03/14/03       $4,000.00       Bonus

INSTRUCTIONS: Use the last column to describe the purpose of each payment, such as gross wages or salary, reimbursement for business expenses, loan repayment, advance, draw, bonus, dividend, stock distribution, or other reason for the payment (explain).
-------------------------------------------------------------------------------

Monthly Financial Report Corporate or Partnership Debtor         Page 6 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                      UST-15, STATEMENT OF AGED RECEIVABLES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete all portions of UST-15, STATEMENT OF AGED RECEIVABLES, unless the debtor asserts the following two statements are true for this reporting month:

1) At the beginning of the reporting month, the debtor did not have any uncollected receivables from prior months which includes both pre-petition and post-petition accounts receivable; and,
2) During the reporting month, the debtor did not have any receivables activity, including the accrual of new accounts receivable, or the collection or writeoff of accounts receivable from prior months.

Check here |_| if the debtor asserts that both statements are correct and skip to UST-16, STATEMENT OF POST-PETITION PAYABLES, on the next page.
-------------------------------------------------------------------------------

Accounts Receivable Aging

------------------------------------------------------------------------------------------------------------
                   Balance at       Current        Past due       Past due        Past due     Uncollectible
                    month end       portion       31-60 days     61-90 days     over 90 days    receivables
------------------------------------------------------------------------------------------------------------
Pre-petition       2,095,112.01      110,140.94           0.00       (443.49)        (70.81)    1,985,485.37
receivables
------------------------------------------------------------------------------------------------------------
Post-petition        298,106.61            0.00           0.00    102,915.60     195,191.01             0.00
receivables
------------------------------------------------------------------------------------------------------------
TOTALS             2,393,218.62      110,140.94           0.00    102,472.11     195,120.20     1,985,485.37
------------------------------------------------------------------------------------------------------------


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due.

-------------------------------------------------------------------------------
Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor? If yes, explain.

Yes  Notes from prior acquisitions   108,452.10
     Loans to former officers        466,279.44

-------------------------------------------------------------------------------

Accounts Receivable Reconciliation
-----------------------------------------------------------------------------------------------------------
Closing balance from prior month                                            2,399,667.43
-----------------------------------------------------------------------------------------------------------
New accounts receivable added this month                                        2,378.08
-----------------------------------------------------------------------------------------------------------
Subtotal                                                                    2,402,045.51
-----------------------------------------------------------------------------------------------------------
Less accounts receivable collected                                              8,826.89
-----------------------------------------------------------------------------------------------------------
Closing balance for current month                                           2,393,218.62
-----------------------------------------------------------------------------------------------------------

Monthly Financial Report Corporate or Partnership Debtor         Page 7 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                                 PART A TAXES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete both pages of PART A TAXES unless the debtor asserts the following statement is true for this reporting month:

         At the end of this reporting month, the debtor did not have any unpaid post-petition taxes which includes both current and delinquent tax obligations.

Check here |_| if the debtor asserts the statement is correct, and skip to PART B OTHER PAYABLES on Page 10.
-------------------------------------------------------------------------------

Reconciliation of Unpaid Post-Petition Taxes
------------------------------------------------------------------------------------------------------------
         Type of tax                    (1)                 (2)                (3)                 (4)

                                                       Post-petition                             Unpaid
                                       Unpaid          taxes accrued    Post-petition tax     post-petition
                                post-petition taxes      this month       payments made      taxes at end of
                                     from prior             (new          this reporting     reporting month
                                  reporting month       obligations)          month         (Column 1+2-3=4)
-------------------------------------------------------------------------------------------------------------
                                                Federal Taxes
-------------------------------------------------------------------------------------------------------------
Employee withholding taxes              0.00              6,486.97           6,486.97                    0.00
-------------------------------------------------------------------------------------------------------------
FICA/Medicare--Employee                 0.00              3,646.58           3,646.58                    0.00
-------------------------------------------------------------------------------------------------------------
FICA/Medicare--Employer                 0.00              3,646.60           3,646.60                    0.00
-------------------------------------------------------------------------------------------------------------
Unemployment                            0.00                 72.57              72.57                    0.00
-------------------------------------------------------------------------------------------------------------
                                                State Taxes
-------------------------------------------------------------------------------------------------------------
Dept. of Revenue                    3,617.28              1,215.14           3,617.28                1,215.14
-------------------------------------------------------------------------------------------------------------
Dept. of Labor & Industries           460.00                 51.37               0.00                  511.37
-------------------------------------------------------------------------------------------------------------
Empl. Security Dept.                    0.00              2,217.98           2,217.98                    0.00
-------------------------------------------------------------------------------------------------------------
                                                Other Taxes
Local city/county -
Seattle Business Improvement          937.08                336.18               0.00                1,309.26
-------------------------------------------------------------------------------------------------------------
Gambling                                0.00                                                             0.00
-------------------------------------------------------------------------------------------------------------
Personal property                       0.00                                                             0.00
-------------------------------------------------------------------------------------------------------------
Real property                           0.00                                                             0.00
-------------------------------------------------------------------------------------------------------------
Other                                   0.00                                                             0.00
-------------------------------------------------------------------------------------------------------------
                                                          Total Unpaid Post-Petition Taxes  $        3,035.77
-------------------------------------------------------------------------------------------------------------


Monthly Financial Report Corporate or Partnership Debtor         Page 8 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                             PART A TAXES (contd.)

Delinquent Tax Reports and Tax Payments
----------------------------------------------------------------------------------------------------------
    Taxing agency         Tax reporting period      Report due date       Payment due date      Amount due
----------------------------------------------------------------------------------------------------------
                                                                                                0.00
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Explain the reason for any delinquent tax reports or tax payments:


-------------------------------------------------------------------------------

Monthly Financial Report Corporate or Partnership Debtor         Page 9 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                             PART B OTHER PAYABLES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete both pages of PART B OTHER PAYABLES unless the debtor asserts that this statement is true for this reporting month:

         Except for taxes and professional fees disclosed in PART A and PART C of this report, respectively, the debtor has no other unpaid post-petition payables from the current reporting month, or from any prior reporting months.

Check here |_| if the debtor asserts the statement is correct, and skip to PART C ESTIMATED PROFESSIONAL FEES on Page 12.
-------------------------------------------------------------------------------

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)
-----------------------------------------------------------------------------------------------------------
Closing balance from prior month                                                        286,590.38
-----------------------------------------------------------------------------------------------------------
New payables added this month                                                           152,947.85
-----------------------------------------------------------------------------------------------------------
         Subtotal                                                                       439,538.23
-----------------------------------------------------------------------------------------------------------
Less payments made this month                                                            76,129.29
-----------------------------------------------------------------------------------------------------------
Closing balance for this reporting month                                        $       363,408.94
-----------------------------------------------------------------------------------------------------------

Breakdown of Closing Balance by Age
-----------------------------------------------------------------------------------------------------------
Current portion                                                                          27,518.61
-----------------------------------------------------------------------------------------------------------
Past due 1-30 days                                                                      122,220.37
-----------------------------------------------------------------------------------------------------------
Past due 31-60 days                                                                      55,877.02
-----------------------------------------------------------------------------------------------------------
Past due 61-90 days                                                                      59,723.94
-----------------------------------------------------------------------------------------------------------
Past due over 90 days                                                                    98,069.00
-----------------------------------------------------------------------------------------------------------
Total                                                                       $           363,408.94
-----------------------------------------------------------------------------------------------------------


For accounts payable more than 30 days past due, explain why payment has not been made:

Merrill Place LLC - deferred rent
Commodore Casino, Opt In Inc. - attempting to verify receipt of funds
Qwest - paid in April
-------------------------------------------------------------------------------

Monthly Financial Report Corporate or Partnership Debtor        Page 10 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                        PART B OTHER PAYABLES (contd.)

-------------------------------------------------------------------------------
INSTRUCTIONS: List each post-petition payable delinquent more than 30 days. Alternatively, attach the debtor's accounts payable aging report if the report:
1) clearly separates pre-and post-petition accounts payable, and, 2) identifies each delinquent payable by vendor's name, invoice date, invoice amount, and payment due date.
-------------------------------------------------------------------------------

Delinquent Post-Petition Payables (excluding taxes and professional fees)
-------------------------------------------------------------------------------------------------------
Vendor name                        Invoice date              Invoice amount            Payment due date
-------------------------------------------------------------------------------------------------------

Please see attached

Monthly Financial Report Corporate or Partnership Debtor        Page 11 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

Case Number 02-23396
Report Mo/Yr March 2003

UST16, STATEMENT OF POST-PETITION PAYABLES
Part B OTHER PAYABLES

Delinquent Post-Petition Payables (excluding taxes and professional fees)

                                                                                     Payment
Vendor name                                     Invoice date       Invoice amount   due date
----------------------------                    -----------        --------------   ----------

ADP Investor Communications                       11/22/2002              127.30      12/22/2002
ADP Investor Communications                       12/12/2002              263.50       1/11/2003
Allied Security                                   12/12/2002              324.00      12/22/2002
AT&T                                              12/12/2002               50.59        1/7/2003
AT&T                                               1/12/2003               51.28        2/7/2003
AT&T                                              11/13/2002                7.38      12/13/2002
AT&T                                              12/13/2002               19.06       1/13/2003
AT&T Wireless                                     11/27/2002               28.06      11/27/2002
Commodore Casino                                  12/31/2002            3,750.00      12/31/2002
Ice Systems, Inc.                                 11/22/2002               59.80      12/22/2002
Ironport Systems                                  11/22/2002            1,800.00      11/22/2002
Merrill Place LLC                                  11/1/2002           47,512.67       11/1/2002
Merrill Place LLC                                  12/1/2002           47,512.67       12/1/2002
Merrill Place LLC                                   1/1/2003           49,659.39        1/1/2003
Merrill Place LLC                                   2/1/2003           49,659.39        2/1/2003
OptIn Inc.                                        12/31/2002            4,205.27      12/31/2002
Qwest                                              1/28/2003            3,379.61       2/16/2003
Qwest                                             12/17/2002            1,729.55        1/5/2003
Qwest                                              1/17/2003            1,753.87        2/6/2003
Qwest                                             11/16/2002               46.12       12/8/2002
Qwest                                             12/16/2002               46.58        1/4/2003
Qwest                                              1/16/2003               46.69        2/5/2003
Qwest                                              1/31/2002                9.68       2/22/2003
Team Mechanical, Inc.                             11/11/2002              651.00      11/21/2002
Team Mechanical, Inc.                              2/14/2003              976.50       2/24/2003



                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                      PART C ESTIMATED PROFESSIONAL FEES

-------------------------------------------------------------------------------
INSTRUCTIONS: Report only post-petition professional fees and expenses. To the extent possible, use billing statements to report the actual amounts due. If billing statements are not available, use the best information available to estimate the fees and costs.
-------------------------------------------------------------------------------


                                                                             Fees and         Total estimated
                                Amount of retainer   Fees and expenses    expenses added     fees and expenses
Type of professional              (if applicable)    from prior months      this month          at month end
--------------------------------------------------------------------------------------------------------------
Debtor's counsel                      75,000           130,000             110,905            240,905
--------------------------------------------------------------------------------------------------------------
Debtor's accountant
--------------------------------------------------------------------------------------------------------------
Debtor's other professional
--------------------------------------------------------------------------------------------------------------
Trustee's counsel
--------------------------------------------------------------------------------------------------------------
Creditors' Committee Counsel
--------------------------------------------------------------------------------------------------------------
Creditors' Committee other
--------------------------------------------------------------------------------------------------------------
Total estimated post-petition professional fees and costs                                   $240,905
--------------------------------------------------------------------------------------------------------------

Monthly Financial Report Corporate or Partnership Debtor        Page 12 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                         UST-17, STATEMENT OF OPERATIONS

INSTRUCTIONS:  Answer each question fully and attach additional sheets if necessary to provide a         Yes    No
complete response.
-------------------------------------------------------------------------------------------------------------------

Question 1 Sale of Debtor's Assets. Did the debtor, or another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

The court approved the sale of certain assets of the Debtor's NCI Hosting division on March 5, 2003.  The total sales price was $500,000, of which
Debtor received $201,986 during March.                                                                   |X|   |_|

-------------------------------------------------------------------------------------------------------------------
Question 2 Financing. During the reporting month, did the debtor receive any funds from an outside funding source? If yes, indicate the source of
funds, date paid to debtor, dollar amount, and date of court approval.                                   |_|   |X|
-------------------------------------------------------------------------------------------------------------------
Question 3 Insider Loans. During the reporting month, did the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar
amount, and date of court approval.                                                                      |_|   |X|
-------------------------------------------------------------------------------------------------------------------
Question 4 Insurance and Bond Coverage. Did the debtor renew or replace any insurance policies during this reporting month? If yes, attach a
certificate of insurance for each renewal or change in coverage.                                         |_|   |X|

Were any of the debtor's insurance policies canceled or otherwise terminated for
any reason during the reporting month? If yes, explain.                                                  |_|   |X|


Were any claims made during this reporting month against the debtor's bond?
(Answer "No" if the debtor is not required to have a bond.) If yes,
explain.                                                                                                 |_|   |X|
-------------------------------------------------------------------------------------------------------------------


Monthly Financial Report Corporate or Partnership Debtor        Page 13 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      03-2003
-------------------------------------------------------------------------------

                    UST-17, STATEMENT OF OPERATIONS (contd.)

-------------------------------------------------------------------------------

Question 5 Personnel Changes.  Complete the following:
                                                                               Full-time        Part-time
                                                                            -------------------------------
Number of employees at beginning of month                                          3               10
                                                                            -------------------------------
Employees added 1 employee changed from part-time to full-time                     1                1
                                                                            -------------------------------
Employees resigned/terminated                                                      0                1
                                                                            -------------------------------
Number employees at end of month                                                   4               10
                                                                            -------------------------------

                                                             Gross Monthly Payroll and Taxes     $45,519
-----------------------------------------------------------------------------------------------------------

Question 6 Significant Events. Explain any significant new developments during the reporting month.

The court approved the sale of certain assets of the NCI Hosting division on March 5, 2003. The supplemental deadline for claims ended March 18, 2003. Relief from stay was filed during the month of March for Sunrise and Capital Ventures International.


-------------------------------------------------------------------------------
Question 7 Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan of reorganization.


The court approved the sale of certain assets of the NCI Hosting division on March 5, 2003. The supplemental deadline for claims ended March 18, 2003. Relief from stay was filed during the month of March for Sunrise and Capital Ventures International.

-------------------------------------------------------------------------------

WHERE TO FILE A MONTHLY FINANCIAL REPORT: Local Bankruptcy Rule 2015-2(a) requires the debtor to file its monthly financial report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed pursuant to the Bankruptcy Code and to their authorized agents.

File the original  (select only one)            Send a copy to each of the following:
------------------------------------------    ------------------------------------
For a chapter 11 case filed in Seattle, WA:      Office of the United States Trustee
                                                 600 Park Place Building
         United States Bankruptcy Court          1200 Sixth Avenue
         315 Park Place Building                 Seattle, WA  98101
         1200 Sixth Avenue
         Seattle, WA  98101
                                                 If applicable, each member of any committees
                                                 elected or appointed, and to their authorized
For a chapter 11 case filed in Tacoma, WA:       agents.

         United States Bankruptcy Court          Debtor's counsel.
         1717 Pacific Avenue, Suite 2100
         Tacoma, WA  98402


Monthly Financial Report Corporate or Partnership Debtor        Page 14 of 14
United States Trustee Western District of Washington       (Revised Aug. 2000)